SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 30, 2003
                       -------------------
                  Commission File Number 1-5324
                             ------

                       NORTHEAST UTILITIES
                      --------------------
     (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                           04-2147929
    ----------------------                    ---------------
 (State or other jurisdiction of      (I.R.S. Employer incorporation or
       organization)                         Identification No.)

            174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
            MASSACHUSETTS                01090-0010
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(Address of principal executive offices) (Zip Code)

                         (413) 785-5871
      (Registrant's telephone number, including area code)

                         Not Applicable
                         --------------
(Former name or former address, if changed since last report)

ITEM 7   Financial Statements and Exhibits

Exhibit 99.1 Prospectus of Northeast Utilities (incorporated by reference to 424 (b)(5) filing in File No. 333-105273, filed May 30, 2003).


ITEM 9.  Regulation FD Disclosure

     On May 30, 2003, pursuant to Rule 424(b) of the Securities
Act of 1933, as amended, Northeast Utilities filed a final
Prospectus and Prospectus Supplement with the Securities and Exchange Commission in File No. 333-105273 relating to its issuance of $150,000,000 of its 3.30% Senior Notes, Series B, Due
2008.

     A copy of the Prospectus is attached as Exhibit 99.1.
Exhibit 99.1, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.


                            SIGNATURE

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         NORTHEAST UTILITIES
                          (Registrant)


                              By: /s/ Gregory B. Butler
                                  Name:  Gregory B. Butler
                                  Title: Vice President, Secretary and
                                         General Counsel




Date:  May 30, 2003